EXHIBIT 32.2
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             CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the amendment to the annual report on Form 10-K of Movado Group, Inc. (the "Company") for the year ended January 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report") the undersigned hereby certifies, in the capacity indicated below and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (i) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 3, 2006

                                            /s/ Eugene J. Karpovich
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                                            Eugene J. Karpovich
                                            Senior Vice President and
                                            Chief Financial Officer